Exhibit 10.15

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

FIRST AMENDMENT TO AMENDED AND RESTATED MASTER PRODUCT PURCHASE AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED MASTER PRODUCT PURCHASE AGREEMENT (the “Amendment”) is effective as of May 1, 2016 by and between Smart Sand, Inc., a Delaware corporation (“Smart Sand”), and US Well Services LLC, a Delaware limited liability company (“Buyer”).

RECITALS

WHEREAS, Smart Sand and Buyer have entered into an Amended and Restated Master Product Purchase Agreement, dated as of November 6, 2015 (the “Agreement”);

WHEREAS, Smart Sand and Buyer desire to amend the Agreement to modify certain pricing and volume terms set forth therein; and

WHEREAS, pursuant to Section 15.1 of the Agreement, the Agreement may not be changed or amended except by a writing executed by both parties.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises set forth herein, sufficiency of which is acknowledged by the undersigned, the Buyer and Smart Sand hereby agree as follows:

1.    AMENDMENT TO THE AGREEMENT. The Agreement shall be amended as follows:

1.1    The first paragraph of Section 1.2 shall be deleted in its entirety and replaced with the following:

“For purposes of this Agreement: (i) the “Interim Period” shall mean the period beginning on the Execution Date and ending on 11:59 p.m. on April 30, 2016; and (ii) a “Contract Year” shall mean the period beginning on May 1st of a given year and ending on 11:59 p.m. on April 30th of the immediately following year. For the avoidance of doubt, Contract Year 1 will consist of May 1, 2016 through April 30, 2017, Contract Year 2 will consist of May 1, 2017 through April 30, 2018, Contract Year 3 will consist of May 1, 2018 through April 30, 2019, Contract Year 4 will consist of May 1, 2019 through April 30, 2020, and in the event of a Term Extension, Contract Year 5 will consist of May 1, 2020 through April 30, 2021, Contract Year 6 will consist of May 1, 2021 through April 30, 2021, and Contract Year 7 will consist of May 1, 2022 through April 30, 2023.”

1.2    Section 1.4 shall be deleted in its entirety and replaced with the following:

“Subject to Section 1.5 below, in the event that Buyer purchases less than the Minimum Tons per Year of Products (as adjusted pursuant to Section 1.5 below) during any Contract Year during the Term and has not, in the prior Contract Year, purchased an amount exceeding *** tons (“Prior Excess”) by an amount greater than or equal to any such shortfall, Buyer shall pay to Smart Sand on or before the date which is *** following the start of the ensuing Contract Year (or within *** of notice of such shortfall, whichever is later) an amount equal to *** multiplied by the difference between the applicable Minimum Tons per Year stated above and the actual Tons purchased by the Buyer during such Contract Year (“Actual Tons”) plus the Prior Excess *** (*** * (Minimum Tons per Year – (Actual Tons + Prior Excess)) – ***) (the “True Up Payment”).”

1.3    Section 1.5 shall be deleted in its entirety and replaced with the following:

“1.5    (a)So long as Buyer is not in breach of this Agreement, Buyer may choose to defer up to *** Products per Contract Year until the end of Contract Year 4 which shall reduce the Minimum Tons per Year for any Contract Year in which any such deferral occurs by the amount so deferred in such Contract Year; provided, however, that the types of Products that Buyer chooses to defer must be consistent with the product mix set forth on Appendix B (i.e. ***). If, in any Contract Year, there is Prior Excess from the preceding Contract Year remaining after applying such Prior Excess to the True Up Payment in accordance with Section 1.4, then the total amount of deferred tons of Products (the “Outstanding Deferred Tons”) shall be reduced by an amount equal to such remaining Prior Excess. For the avoidance of doubt: (i) Buyer shall not have any right to defer the purchase of Products during Contract Years 5, 6 and 7 and (ii) notwithstanding any deferrals provided for under this Agreement, Buyer shall remain committed to purchasing *** tons of Products under this Agreement.

(b)    During the Term Extension (as defined in Section 7.1), the Minimum Tons per Year shall be the lesser of *** tons or the remaining Outstanding Deferred Tons. By way of example, if at the end of Contract Year 4, the Outstanding Deferred Tons is *** tons, then the Minimum Tons per Year in Contract Years 5, 6 and 7 shall be ***.

(c)    Buyer shall pay to Smart Sand on or before the date that is thirty *** following the end of the Term an amount (the “Cumulative Shortfall Payment”) equal to *** multiplied by the difference between the aggregate Minimum Tons per Year during the Term (i.e. *** tons) and the actual tons of Products (including any tonnages of substituted *** at the ratio and proportion set forth in Section 1.1. and Appendix B) purchased by the Buyer during the Term (“Cumulative Purchased Tons”) plus tons of Replacement Products (the resulting amount, the “Cumulative Net Tons”) *** (i.e. (i) Cumulative Net Tons = *** - (Cumulative Purchased Tons + tons of Replacement Products), and (ii) Cumulative Shortfall Payment = (Cumulative Net Tons * ***) – prior True Up Payments – ***. If the Cumulative Net Tons is equal to or less than 0, then the Cumulative Shortfall Payment shall be $0.

(d)    If Buyer does not pay any True Up Payment when due (and fails to cure such nonpayment within *** after such True Up Payment is due), or if Buyer wrongfully rejects any Products, in addition to (and not in lieu of) any other remedies available at law or under this Agreement, Smart Sand may, in its sole discretion, eliminate Buyer’s deferral right hereunder by providing written notice of such elimination to Buyer, in which case Buyer shall promptly (but in no event greater than *** after Smart Sand’s notice) pay to Smart Sand an amount equal to the product of *** multiplied by the then Outstanding Deferred Tons.”

1.4    Section 2.6 shall be deleted in its entirety and replaced with the following:

“Commencing on May 1, 2016, and continuing on or about the first day of each month during the Term, Smart Sand will invoice Buyer for a non-refundable capacity reservation charge of *** per month (the “Reservation Charge” ), which shall be paid by Buyer within *** after the date of each such invoice. The Reservation Charge shall be payable regardless of whether Buyer purchases any Products during any month during the Term. ***.”

1.5    The reference to “Interim Period” in Section 2.7 shall be deleted and replaced with “Term”.

1.6    Section 7.1 shall be deleted in its entirety and replaced with the following:

“7.1    Subject to the immediately following sentence, this Agreement shall become effective as of the date hereof (the “Effective Date”), and shall expire at 11:59p.m. on the last day of Contract Year 4 (the “Term”) unless sooner terminated as provided herein. Notwithstanding the foregoing, the Term shall be extended automatically and without any further action of the parties for that number of years (the “Term Extension”) calculated by dividing *** at the end of Contract Year 4 by *** and rounding up the quotient to the nearest whole number. By way of example, if *** at the end of Contract Year 4 is *** tons, then the Term Extension shall be three years and the Agreement will expire at 11:59p.m. on the last day of Contract Year 7, unless sooner terminated as provided herein. For the avoidance of doubt, any reference to the “Term” in this Agreement shall include the additional years of the Term Extension.”

1.7    Subsection (C) of Section 7.4 shall be deleted in its entirety and replaced with the following:

“an amount equal to the difference between: (i) the Prepayment Amount (or if the entire Prepayment Amount has not yet been paid to Smart Sand, such lesser amount that has been paid to Smart Sand in accordance with Section 2.5), and (ii) the total payment reductions for purchased Products in connection with the Prepayment Amount during the Term; ***”

1.8    A new Subsection (D) is added to Section 7.4 to provide in its entirety as followed:

“the *** for the Contract Year in which this Agreement is terminated.”

1.9    Subsection (2) of Appendix C shall be deleted in its entirety and replaced with the following:

“Base Prices starting in Contract Year 1 (and subject to adjustment beginning in Contract Year 2 as set forth below) shall be determined on the first day of each quarter of each Contract Year (i.e. May 1, August 1, November 1 and February 1) based upon the Average Cushing Oklahoma WTI Spot Prices as listed on WWW.EIA.DOE.GOV (the “Oil Price Average”) for the preceding three month period ((Month 1 Average + Month 2 Average + Month 3 Average)/3=Oil Price Average) as follows:

Base Price Based Upon Preceding Calendar Quarter Oil Price Average (per barrel)
Product	Less than $***	At least $*** and less than $***	At least $*** and less than $***	At least $*** and less than $***	At least $***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***

Commencing at the beginning of Contract Year 2 and continuing at the beginning of each Contract Year during the Term of the Agreement, Base Prices will be increased annually in an amount equal to:

i)	***; PLUS

ii)	a percentage equal to the increase in the annual Producer Price Index (PPI), published in January of each year during the Term of the Agreement; provided, however, that in the event the PPI is negative in any given Contract Year, the percentage amount under this Section 1(ii) with respect to such Contract Year shall equal zero.”

2.    GENERAL PROVISIONS.

2.1    Defined Terms. Capitalized terms used and not defined herein shall have those definitions as set forth in the Agreement.

2.2    Successors and Assigns. The terms and conditions of this Amendment shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Amendment, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Amendment, except as expressly provided in this Amendment.

2.3    Counterparts; Facsimile. This Amendment may be executed and delivered by facsimile or pdf signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

2.4    Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

2.5    No Other Changes. Except as expressly amended by this Amendment, all of the terms of the Agreement shall remain in full force and effect.

2.6    Entire Agreement. This Amendment, the Agreement and the agreements and documents referred to herein, together with all the Exhibits hereto and thereto, constitute the entire agreement and understanding of the parties with respect to the subject matter of this Amendment, and supersede any and all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.

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In Witness Whereof, the parties hereto have executed this FIRST AMENDMENT TO AMENDED AND RESTATED MASTER PRODUCT PURCHASE AGREEMENT as of the date first written above.

SMART SAND, INC.

By:	/s/ John Young
Name:	John Young
Title:	VP Sales

US WELL SERVICES LLC

By:	/s/ Nathan Houston
Name:	Nathan Houston
Title:	President & CEO

[SIGNATURE PAGE TO FIRST AMENDMENT TO AMENDED AND RESTATED MASTER PRODUCT PURCHASE AGREEMENT]